                                                                   Exhibit 10.22

                                SUPPLY AGREEMENT
                                ----------------

     AGREEMENT dated as of June 9, by and between HOWMEDICA INC. ("Howmedica"), a Delaware corporation, having an office at 359 Veterans Boulevard, Rutherford, New Jersey 07070-2584, and ORTHOVITA INC. ("Orthovita"), a Pennsylvania corporation, having an office at 45 Great Valley Parkway, Malvern, Pennsylvania 19355.

     WHEREAS, Orthovita has developed a proprietary product known as Orthocomp (the "Product", and hereinafter further defined); and

     WHEREAS, simultaneously herewith, Orthovita and Howmedica are entering into a Development and License Agreement (the "Development and License Agreement"), pursuant to which Howmedica is acquiring certain rights with respect to the Product; and

     WHEREAS, Orthovita and Howmedica wish to enter into an agreement for the manufacturing and supply of the Product by Orthovita on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

ARTICLE 1: DEFINITIONS
----------------------

     As used in this Agreement, the following terms shall have the meanings specified below:

     1.1   "Affiliate" means, with respect to any party, its respective direct
            ---------
or indirect ultimate parent company, if any, and any company, firm or other entity more than fifty percent (50%) of whose issued and voting capital or share participation is owned or controlled directly or indirectly by said party or by its parent company, but only for so long as said ownership or control shall continue.

     1.2   "Agreement" means this Agreement, as amended from time to time.
            ---------

     1.3   "FDA" means the United States Food and Drug Administration.
            ---

     1.4   "Field of Use" means joint replacement surgery.
            ------------

     1.5   "Force Majeure" means any act or occurrence beyond the reasonable
            -------------
control of a party that prevents its performance of any covenant or obligation under this Agreement including without limitation: (a) lightning, storms, earthquakes, landslides, flood, washouts, or other acts of God; (b) fires, explosions, or breakage of or accidents to plant, machinery, equipment, or storage; (c) shortage of necessary labor, strikes, lockouts, or other labor disturbances; (d) civil disturbances, sabotage, war, blockades, insurrections, vandalism, riots, or epidemics; (e) acts of any governmental agency or military authority; (f) unavailability of utilities or transportation; or, (g) any other cause, whether enumerated herein or otherwise, that is not reasonably within the control of the party claiming suspension, which by the exercise of due diligence, such party is unable to overcome. Notwithstanding the foregoing, the lack of finances for whatever reason shall in no event be, or be deemed to be, a cause beyond the party's control, unless such lack of finances is the direct result of Force Majeure.

     1.6   "Product" means the proprietary composite, high-strength bis-GMA
            -------
resin based upon combeite with a bioactive interface, also known as Orthocomp, as further described in Exhibit A.
                        ---------

     1.7   "Specifications" means the specifications for the Product set forth
            --------------
on Exhibit A hereto.
   ---------

ARTICLE 2: SUPPLY AND TERMS OF SALE
-----------------------------------

     2.1   Supply of Product.  During the term of this Agreement, Orthovita
           -----------------
shall supply the Product, as more fully described in Exhibit A hereto, to
                                                     ---------
Howmedica for the Field of Use upon the terms and conditions contained herein. The Product shall be manufactured by Orthovita in accordance with the Specifications. Orthovita shall also supply Howmedica with the mixing and delivery system to be used with the Product (the "Mixer"). Howmedica shall purchase all of its requirements for the Product from Orthovita during the term of this Agreement.

     2.2   Price.  The purchase prices for the Product and the Mixer purchased
           -----
hereunder are set forth in Exhibit B hereto.
                           ---------

     2.3   Forecasts and Orders.
           --------------------

     (a)   Forecasts.  Six (6) months prior to the date that Howmedica places
           ---------
its first order for the Product, Howmedica shall provide Orthovita with a non-binding forecast which sets forth on a monthly basis the quantity of Product for which Howmedica expects to issue purchase orders for the first six (6) months of this Agreement. Thereafter, the forecast shall be reviewed and revised on a rolling basis every three (3) months by mutual agreement to set forth the quantity of Product for the ensuing 12 months, based on Howmedica's Product needs and Orthovita's manufacturing capabilities.

     (b)   Orders.  Orders for Product may be placed in writing on Howmedica
           ------
purchase order forms, or by telephone, and shall specify a desired delivery date at least thirty (30) days subsequent to the date of order placement. Orthovita shall use reasonable commercial efforts to fill all orders within thirty (30) days of its receipt of each order; provided, however, that Orthovita is only
                                   --------  -------
required to fill orders amounting to 100% of the forecast for any month. Orthovita shall use reasonable commercial efforts to fill orders amounting to 25% in excess of the forecast for any month within sixty (60) days of its receipt of such order.

     2.4   Invoices and Payments.  Upon shipment of Product, Orthovita shall
           ---------------------
invoice Howmedica the appropriate price as set forth on Exhibit B hereto and other expenses as provided in Section 2.5 hereof, less any outstanding credits for any Product previously rejected pursuant to Section 2.6 hereof. All amounts shown in a foreign currency on the sales invoice shall be converted into United States dollars by Howmedica using "Standard Exchange Rates" in accordance with established Accounting Policies and Procedures. Howmedica shall pay each invoice in the amount invoiced within XXXX days of receipt of such invoice.

     2.5   Shipment.
           --------

     (a) Orthovita shall ship the Product in a commercially reasonable manner to Howmedica's facility in Rutherford, New Jersey, or to such other Howmedica sites as Howmedica shall designate in advance in writing, at Howmedica's expense.

     (b) Except as otherwise agreed to by the parties, all shipments of Product shall be F.O.B. Orthovita's facility in Malvern, Pennsylvania. All customs, duties, costs, taxes, insurance premiums, shipping charges and other expenses relating to such transportation and delivery shall be Howmedica's responsibility and shall be invoiced by Orthovita to Howmedica. Risk of loss or damage shall remain with Orthovita until the Product is delivered to the carrier, whereupon such risk of loss or damage shall pass to Howmedica.

     2.6   Acceptance.  Any Product shipped hereunder shall be received by
           ----------
Howmedica subject to inspection and performance testing by Howmedica, in accordance with Howmedica's quality assurance program in effect at the time of delivery of such Product to ensure that the Product meets Specifications and the warranties provided in Section 5.1 hereof. Howmedica agrees promptly to inform Orthovita of any changes in its quality assurance program that relate to the Product. Howmedica may hold any Product rejected hereunder pending Orthovita's instructions, or Howmedica may return such Product to Orthovita at Orthovita's expense.

     2.7   Packaging.  The final packaging and labeling content for the Product
           ---------
shall be determined by Howmedica but shall comply with all applicable laws, rules and regulations.

     2.8   Product or Process Changes.  Orthovita will notify Howmedica in
           --------------------------
writing of any changes with respect to the Product, including but not limited to process, equipment, materials, packaging, labeling, identity of vendors of materials, method of sterilization, and location of facilities for these activities. Orthovita shall provide such notice as early as possible, but no later than 120 days in advance of implementation. No changes in material Specification of the Product or supplies of raw materials shall be made without Howmedica's prior written consent.

ARTICLE 3: DUTIES OF THE PARTIES
--------------------------------

     3.1   Duties of Orthovita.  In addition to its other duties hereunder,
           -------------------
Orthovita shall:

     (a) Immediately inform Howmedica of any Product that does not meet the Specifications or does not perform as intended or of any information which may suggest that a Product does not meet the Specifications or does not perform as intended as well as any possible Medical Device Report ("MDR") reportable event of which it becomes aware;

     (b) Immediately inform Howmedica of any pending or threatened litigation, governmental investigation, proceeding or action involving the Product or Orthovita's manufacturing facilities or practices of which Orthovita becomes aware;

     (c) Promptly inform Howmedica in advance of any announced or scheduled inspection by the FDA of Orthovita's facilities, or promptly during any unannounced inspection, and inform Howmedica of any official observations of FDA relating to the Product or the manufacturing of the Product as well as Orthovita's response to such findings;

     (d) Maintain all necessary production and inspection records, as well as bulk retention production samples, and in the event of any recall of any Product, cooperate fully with Howmedica in effecting such recall;

     (e) Manufacture the Product in accordance with the Specifications and with all applicable federal, state, local and foreign laws, government regulations, rules and orders;

     (f) Obtain and maintain all necessary permits, registrations and licenses required to manufacture and supply Product;

     (g) Manufacture the Product in compliance with current Quality System regulations as specified by FDA which are applicable to the Product. Howmedica shall have the right on reasonable notice during normal business hours to inspect and audit at a reasonable time and in a reasonable manner Orthovita's manufacturing facilities for Products in order to ensure that the Products are being manufactured in compliance with such Quality System regulations as specified by FDA and with this Agreement;

     (h) Maintain product liability insurance in an amount no less than $5,000,000 promptly upon the manufacture of the Product by Orthovita; and

     (i) Orthovita covenants that for the term of this Agreement it will not take any actions inconsistent with or in conflict with the rights of Howmedica created by this Agreement.

     3.2   Duties of Howmedica.  In addition to the other obligations of
           -------------------
Howmedica provided for herein, Howmedica shall:

     (a) Comply with all applicable laws and governmental regulations affecting the sale and distribution of the Product;

     (b) Immediately inform Orthovita of any Product that does not meet the Specifications or does not perform as intended or any information which may suggest that any Product does not meet the Specifications or does not perform as intended, as well as any possible MDR reportable event of which it becomes aware; file MDR reportable events with FDA as required by FDA regulations;

     (c) Immediately inform Orthovita of any pending or threatened litigation, governmental proceeding or action involving any Product of which Howmedica becomes aware;

     (d) Promptly inform Orthovita in advance of any announced or scheduled inspection by FDA of Howmedica's facilities or promptly during any unannounced inspection, and inform Orthovita of any official observations of FDA relating to the Products as well as Howmedica's response to such findings;

     (e) Maintain records which will permit Howmedica to trace the distribution and use of any Product shipped hereunder; and

     (f) Howmedica covenants that for the term of this Agreement it will not make any commitments or offers or take any actions inconsistent with or in conflict with the rights of Orthovita created by this Agreement.

ARTICLE 4: MINIMUM PURCHASE OBLIGATIONS
---------------------------------------

     4.1   Minimum Purchase Volume.
           -----------------------

     (a) Except as set forth herein, during the term of this Agreement, for each of the six (6) years commencing with the first full calendar year following receipt of CE marking, a U.S. PMA or Japanese regulatory approval for the Product in the applicable region, Howmedica shall issue binding purchase orders for scheduled deliveries of the minimum volume of Product in each region as set forth in Exhibit C hereof.
         ---------

     (b) If Howmedica does not meet the minimum purchase obligation for any region in any year as set forth in Exhibit C, then by the end of such year,
                                   ---------
Howmedica shall pay Orthovita an amount equal to XXXX% of the amount obtained by multiplying Howmedica's weighted average selling price of the Product by the shortfall in the volume of Product purchased by Howmedica in such region.

ARTICLE 5: REPRESENTATIONS, WARRANTIES AND COVENANTS
----------------------------------------------------

     5.1   Representations, Warranties and Covenants of Orthovita.  Orthovita
           ------------------------------------------------------
hereby, represents, warrants and covenants to Howmedica that:

     (a)   Product Warranties.  All Products manufactured and delivered by
           -------------------
Orthovita (i) will not be adulterated or misbranded within the meaning of the Federal Food Drug and Cosmetic Act, and will not be articles which may not, under the provisions of Section 404 or 505 of such Act, or any similar state or local laws, be introduced into interstate commerce; (ii) Howmedica shall be obligated to make the foregoing minimum payment to Orthovita during any two years to which the minimum purchase obligation applies with all laws, regulations, rules, standards, FDA approvals, registrations or permits, and all other regulatory permits, approvals and licenses applicable to the manufacture, use or sale of the Product; (iii) will be in compliance with the Specifications; and (iv) will be free of any defects in materials or workmanship.

     (b)   Other Warranties.
           ----------------

     (i) neither the execution nor delivery by Orthovita of this Agreement nor the consummation of the transactions contemplated hereby will violate any law or regulation of which Orthovita is aware, or conflict with or result in a breach of or default under any agreement, license, instrument, judgment, decree or order to which Orthovita is a party or by which Orthovita is bound.

     (ii) the execution and delivery of this Agreement and the performance by Orthovita of its obligations hereunder are within Orthovita's corporate power, have been duly authorized by proper corporate action on the part of Orthovita and are not in violation of the certificate of incorporation or by-laws of Orthovita, and this Agreement constitutes a valid and binding obligation of Orthovita enforceable in accordance with its terms, except as enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors rights generally.

     (iii) to the best of Orthovita's knowledge, the manufacture or sale by Orthovita hereunder of Products will not infringe any patents of third parties.

     (iv) during the term of this Agreement, Orthovita will not knowingly manufacture for or sell Products in the Field of Use to any other party (including but not limited any Howmedica sales agent or distributor) for sale or use anywhere in the world.

     (e)   Disclaimer of Warranties.    Orthovita makes no representation or
           ------------------------
warranty as to the adequacy of the Specifications. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY PRODUCT PRODUCED OR DELIVERED UNDER THIS AGREEMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, ARE EXCLUDED BY AGREEMENT OF THE PARTIES.

     5.2   Representations, Warranties and Covenants of Howmedica.  Howmedica
           ------------------------------------------------------
hereby represents, warrants and covenants to Orthovita that:

     (i) neither the execution nor delivery by Howmedica of this Agreement nor the consummation of the transactions contemplated hereby will violate any law or regulation of which Howmedica is aware, or conflict with or result in a breach of or default under any agreement, license, instrument, judgment, decree or order to which Howmedica is a party or by which Howmedica is bound.

     (ii) the execution and delivery of this Agreement and the performance by Howmedica of its obligations hereunder are within Howmedica's corporate power, have been duly authorized by proper corporate action on the part of Howmedica and are not in violation of the certificate of incorporation or by-laws of Howmedica, and this Agreement constitutes a valid and binding obligation of Howmedica enforceable in accordance with its terms, except as enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors rights generally.

ARTICLE 6: TERM AND TERMINATION
-------------------------------

     6.1   Term.  Unless sooner terminated pursuant to the provisions of this
           ----
Agreement, this Agreement shall commence on the date hereof and continue for as long as Howmedica meets its obligations hereunder.

     6.2   Termination of Agreement.  This Agreement may be terminated:
           ------------------------

     (a) Automatically upon the effectiveness of Howmedica obtaining the Additional Licenses as provided in Section 4 of the Development and License Agreement; or

     (b) By either party, upon written notice to the other party, in the event of a material breach or default by the other party of any obligation, covenant, agreement, condition, representation or warranty in Agreement, except for a Howmedica failure to meet minimum purchase obligations as provided in Section 4.1(a) above, for which Orthovita's sole remedy shall be as provided in Section 4(c) of the Development and License Agreement, if the terminating party shall have given written notice to the other party of such breach or default and such breach or default shall not have been remedied within sixty (60) days after receipt of such written notice; or

     (c) By Howmedica, upon notice to Orthovita, in the event of a material failure by Orthovita to supply Products to Howmedica in a consistent manner under the terms of this Agreement for ninety (90) consecutive days.

     (d) Immediately upon termination or expiration of the Development and License Agreement.

     6.3   Survival.  Article 7 and Section 8.1 and Section 9.1 and all rights
           --------
to payment and causes of action accrued prior to the effective date of termination or expiration, and any other provisions clearly meant to survive the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

ARTICLE 7: INDEMNIFICATION
--------------------------

     7.1   By Howmedica.  Howmedica shall indemnify and hold Orthovita and its
           ------------
Affiliates harmless from and against any and all causes of action, liability, damage, loss or expense, including without limitation interest and penalties and reasonable fees and disbursements of counsel and any claim, complaint, suit, proceeding or cause of action (collectively, "Losses") resulting from or arising out of:

     i. any negligence or intentional misconduct by Howmedica, its officers, directors, shareholders, employees, Affiliates, agents, sublicensees, successors and assigns relating to or in connection with this Agreement or any Product.

     ii. any breach by Howmedica of any representation, warranty, covenant or provision in this Agreement.

     iii. the death of or injury to any person or persons, damage to property, or any other claim, proceeding, demand, expense and liability of any kind whatsoever resulting from the design, testing (including, without limitation, clinical trials), production, manufacture, shipping handling, use (in commerce or otherwise), distribution, importation, sale, consumption, promotion or advertisement of any Product, except to the extent such Losses result from the failure of such Product to meet the Specifications and product warranties provided for in this Agreement, or from Orthovita's negligence or willful misconduct.

     7.2   By Orthovita. Orthovita shall indemnify and hold Howmedica and its
           ------------
Affiliates harmless from and against any and all Losses which arise out of the use by a third party of any Product supplied hereunder to the extent such Losses result from the failure of such Product to meet the Specifications and product warranties provided for in this Agreement, except to the extent such Losses result from Howmedica's negligence or willful misconduct.

     7.3   Procedure.  If any claims shall be made against the other party to
           ---------
which this indemnification applies, the indemnified party shall inform the indemnifying party and allow the indemnifying party the opportunity to assume direction and control of the defense thereof, including settlement at the sole option of the indemnifying party. The indemnified party shall cooperate with the indemnifying party in the disposition of any such matters. The indemnified party shall have the right to participate at its expense in the defense of any claim to which this indemnification applies.

ARTICLE 8: CONFIDENTIALITY
--------------------------

     8.1   Confidential Information.  Except as expressly permitted by this
           ------------------------
Agreement, each party hereto (the "Receiving Party") agrees that it will not, without the prior written consent of the other party (the "Disclosing Party"), disclose to any person or entity any information relating to the Proprietary Information, the Product or the Patents or the related business that is disclosed to it by the Disclosing Party (including without limitation documents, software products, specifications, customer lists, technical information or know-how, financial information, marketing or business plans), and is marked "Confidential" or would reasonably be regarded in the industry as confidential or proprietary (collectively, the "Confidential Information"). With respect to the Confidential Information of the Disclosing Party, and with respect to Confidential Information arising from this Collaboration, each party, shall:

     (i) use the Confidential Information only for the purpose of performing its duties or exercising its rights under this Agreement and for no other purpose, subject to the terms and conditions of this Agreement;

     (ii) safeguard the Confidential Information against disclosure to others with the same degree of care as it exercises with its own data of a similar nature, but not less than a reasonable degree of care; and

     (iii) not disclose the Confidential Information to others (except to its directors, employees, consultants, agents, Affiliates, or the employees or consultants of an Affiliate, who have a reasonable need to know such Information and who are bound to the Receiving Party by a like obligation of confidentiality and restriction on use) without the express written consent of the other party.

     8.2   Notice.  In the event that the Receiving Party is requested or
           ------
required by document requests, subpoena, civil investigative demand, interrogatories, requests for information, or other similar process to disclose any Confidential Information, the Receiving Party shall provide the Disclosing Party with prompt notice of such request or demand or any other similar process so that the Disclosing Party may seek an appropriate protective order.

     8.3   Exemption from Restrictions on Confidential Information.  The
           -------------------------------------------------------
obligations of Section 8.2 shall not apply to that Confidential Information of the Disclosing Party which:

     (i) the Receiving Party or its Affiliate can demonstrate by written records was known to it prior to disclosure hereunder;

     (ii) is now, or in the future becomes, public knowledge other than through the acts or omissions of the Receiving Party or its Affiliate;

     (iii) is lawfully obtained by the Receiving Party or its Affiliate from sources independent of the Disclosing Party;

     (iv) the Receiving Party can demonstrate was independently developed by employees of the Receiving Party or its Affiliate without application or use of such Confidential Information; or

     (v) the Receiving Party is required to disclose by law or pursuant to the direction of a court or government agency; provided the Disclosing Party is first given a reasonable opportunity to contest such disclosure.

     8.3   Disclosure of Confidential Information in Regulatory Filings.
           ------------------------------------------------------------
Nothing contained herein is intended to prevent either party from using the Confidential Information to make regulatory filings and to obtain necessary or appropriate regulatory approvals as contemplated by this Agreement or to prosecute or obtain Patents for products developed hereunder or in disclosure documents prepared by either party to comply with applicable securities laws.

     8.4   Remedy.  Each party acknowledges that the restrictions contained in
           ------
this Section 8 are, in view of the nature of the Confidential Information, reasonable and necessary to protect the legitimate proprietary interests of the Disclosing Party and that any breach of this Section by the Receiving Party will result in substantial and irreparable harm to the Disclosing Party. Accordingly, the Receiving Party agrees that damages at law may be an inadequate remedy for breach of this Section and that the Disclosing Party shall have available the right to obtain injunctive relief, enjoining and restraining the Receiving Party from disclosing or using any Confidential Information and specific performance, without the necessity of proving actual damages for any such breach. The rights set forth in this Section shall be in addition to all other rights the Disclosing Party may have at law or in equity.

ARTICLE 9: MISCELLANEOUS
------------------------

     9.1   Notices.  Any notice, consent or approval required under this
           -------
Agreement shall be in writing sent by first class mail, postage prepaid, or by facsimile (confirmed by mail) and addressed as follows:

           If to Howmedica:

                Howmedica Inc.
                359 Veterans Boulevard
                Rutherford, New Jersey  07070

                Fax: (201) 507 - 6995
                Attention:  President

           If to Orthovita:

                Orthovita Inc.
                45 Great Valley Parkway
                Malvern, Pennsylvania  19355

                Fax: (610) 640-1714
                Attention:  [President]

All notices shall be deemed to be effective on the date of mailing. In case any party changes its address at which notice is to be received, written notice of such change shall be given without delay to the other party.

     9.2   Entire Agreement.  This Agreement, together with the Development and
           ----------------
License Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and has priority over all documents, oral consents or understandings made between Howmedica and Orthovita or their respective Affiliates before the conclusion of this Agreement with respect to the subject matter hereof. None of the terms of this Agreement shall be amended or modified except in a written instrument signed by the parties hereto.

     9.3   Waivers.  A waiver by either party of any term or condition of this
           -------
Agreement in any one instance shall not be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement of either party.

     9.4   Assignment.  This Agreement shall not be assignable by either party
           ----------
without the prior written consent of the other, except that either party may assign this Agreement, in whole or in part, to any Affiliate of such party or to the purchaser or successor in interest to substantially all of its business or assets.

     9.5   Severability.  If and solely to the extent that any provision of this
           ------------
Agreement shall be invalid or unenforceable or shall render this entire Agreement to be unenforceable or invalid, such offending provision shall be of no effect and shall not effect the validity of the remainder of this Agreement or any of its provisions; provided, however, that the parties shall use their
                          --------  -------
respective reasonable efforts to renegotiate such provisions to best accomplish the original intentions of the parties.

     9.6   Relationship of the Parties.  The relationship hereby established
           ---------------------------
between Orthovita and Howmedica is solely that of independent contractors, and this Agreement shall not create an agency, partnership, joint venture or employer/employee relationship, and nothing hereunder shall be deemed to authorize either party to act for, represent or bind the other or any of its Affiliates except as expressly provided in this Agreement.

     9.7   Arbitration.  All controversies arising out of or in connection with
           -----------
this Agreement shall, without further recourse to the courts, be finally determined by arbitration in accordance with the following provisions:

     (i) The arbitration tribunal shall comprise three arbitrators. Each party shall appoint one arbitrator and the two arbitrators so appointed shall appoint the umpire.

     (ii) If either party fails to appoint its arbitrator within one month of the receipt of a corresponding request by the other, or if the two arbitrators appointed shall fail to reach agreement on the umpire within one month of the date of the last appointment, that arbitrator and/or the umpire shall, at the request of the either party, be appointed by the President of the American Arbitration Association.

     (iii) The Arbitration Tribunal shall sit in New York, New York.

     (iv) The arbitration proceedings shall be governed by rules of procedure as adopted by the arbitrators. If they should fail to agree on such rules within thirty (30) days, then the arbitration proceeding will be governed by the rules of the American Arbitration Association.

     9.8   Headings.  Headings in this Agreement are included herein for ease
           --------
of reference only and have no legal effect.

     9.9   Force Majeure.  The obligations of each party to perform under this
           -------------
Agreement shall be subject to any
delays caused by Force Majeure, if and only if the party affected shall have used reasonable efforts to avoid such Force Majeure and to remedy it promptly if it shall have occurred.

     9.10  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their duly authorized representatives.

HOWMEDICA INC.


By:
   ------------------------------------
Name:
Title:

ORTHOVITA INC.


By:
   -------------------------------------
Name:
Title:

                                   EXHIBIT A

Description of Product
----------------------

A composite, high strength bis-GMA resin based upon combeite with a bioactive interface.

Specifications
--------------
                                   ESSENTIAL


     MECHANICAL (Material Only)
     ----------

a).  Axial Tensile Strength - XXXX

b).  Fatigue Axial Tensile - Tensile XXXX

c).  Modulus of elasticity XXXX. If not achievable then TS/E ratio applies

d).  Axial Tensile Strength / Elastic Modulus Ratio XXXX

e).  Fracture Toughness XXXX

f).  Creep - XXXX

g).  Shrinkage maximum - XXXX

h).  Compressive Strength, XXXX

i).  Cement - implant interface XXXX

     HANDLING
     --------

a).  Total set time in minutes: XXXX

b).  Maximum Exotherm XXXX

c).  XXXX

d).  XXXX

     BIOCOMPATIBILITY

a).  XXXX

b).  XXXX

c).  XXXX

d).  XXXX

                                LESS ESSENTIAL
                                --------------

     CHEMISTRY
     ---------

a).  XXXX

b).  XXXX

     HANDLING
     --------

a).  XXXX

b).  XXXX

c).  XXXX

d).  XXXX


1) XXXX
     2)XXXX

                                   EXHIBIT B

                           PURCHASE PRICE OF PRODUCT

Howmedica's initial purchase price for ORTHOCOMP (TM) will be equal to XXXX. If in any calendar year Howmedica's annual purchases exceed 200,000 doses, then Howmedica's purchase price will decrease by XXXX of Howmedica's weighted average selling price in increments of 200,000 doses purchased.

Doses Purchased /(1)/               Purchase Price /(2)/
---------------                     --------------
1st     200,000                             XXXX%
2nd     200,000                             XXXX%
3rd     200,000                             XXXX%
4th     200,000                             XXXX%
5th     200,000                             XXXX%
over    1,000,000                           XXXX%

/(1)/   In any calendar year

/(2)/   XXXX

A cartridge containing 47 cc's or less of ORTHOCOMP (TM) will be considered one dose. Cartridges containing more than 47 cc's of ORTHOCOMP (TM) will be considered multiple doses of ORTHOCOMP (TM) based on the quantity (cc's) that they contain, with 47 cc's being the determinate of one dose.

Orthovita will supply Howmedica with ORTHOCOMP (TM) mixing and delivery systems XXXX

                                   EXHIBIT C

                          MINIMUM PURCHASE OBLIGATION

Howmedica will purchase the following minimum amount of Product during the term of this Agreement (in thousands):

Years after Product       United
introduced in Region      States        Europe      Japan
--------------------      ------        ------      -----
Introduction               XXXX          XXXX       XXXX
First Year                 XXXX          XXXX       XXXX
Second Year                XXXX          XXXX       XXXX
Third Year                 XXXX          XXXX       XXXX
Fourth Year                XXXX          XXXX       XXXX
Fifth Year                 XXXX          XXXX       XXXX
Sixth Year                 XXXX          XXXX       XXXX

A cartridge containing 47 cc's or less of ORTHOCOMP (TM) will be considered one dose. Cartridges containing more than 47 cc's of ORTHOCOMP (TM) will be considered multiple doses of ORTHOCOMP (TM) based on the quantity (cc's) that they contain, with 47 cc's being the determinate of one dose.

The total minimum amount purchased for all regions in any year will be sum of the minimum amount for each region that corresponds to the applicable year after introduction of the Product in that region.